
MabVax
therapeutics
Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers
Corporate Overview
February 2018
NASDAQ: MBVX
www.mabvax.com

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

Value Proposition: Fully human antibody discovery and development platform validated across multiple antigen targets

Corporate

- Focused on discovery and early development of therapeutic and diagnostic antibody based products
- Proprietary antibodies subject of potential partnering discussions
- CAR-T research agreement with MSKCC utilizing antibody domains
- Greenhill & Co. engaged as advisory bank to facilitate strategic transactions

Platform

- Human antibody discovery platform has yielded multiple antibody opportunities
- Highly tumor specific antibodies rescued from the immune response of vaccinated cancer patients
- Focus on abnormal carbohydrate targets upregulated on solid tumor cancers
- Antibodies are ideal targeting vehicles for ADC, Bi-Specific, and Cell Therapy

Pipeline

- Synergistic product development strategy
- Lead 5B1 antibody clinical development program has treated 56 patient in three Phase 1 clinical trials
  - MVT-5873 Therapeutic antibody
  - MVT-2163 PET diagnostic
  - MVT-1075 RIT
- Follow-on HuMab anti-Tn antibody targets breast and ovarian cancer

DISCOVERY PLATFORM

Human Antibody (HuMab) Discovery Platform

Proprietary Approach to the Discovery and Development of Novel Fully Human Antibodies for Therapeutic and Diagnostic Agents



Focused Discovery
Vaccinated Cancer Patients
Screening
Identify Optimal Antibody from Multiple Responders
Optimized Therapy
Fully human antibody minimizes immunogenicity. Binding sequence reflects the patient's immune system response to the target antigen

Vaccine Programs and Associated Vaccine Antigen Targets Utilized for HuMab Fully Human Antibody Programs

Study	Cancer Type	MBVX Study Name	Clin Trial ID	Vaccine Components	Phase	PI
1	Sarcoma	MV-0109DP001	NCT01141491	GD2L-KLH, GD3L-KLH, GM2-KLH + OPT-821	2	Richard Carvajal, MD
2	Breast	06-156	NCT00470574	sLe^a-KLH [1]	1	Theresa Gilewski, MD
3	Melanoma	06-086	NCT00597272	GD2L-KLH, GD3L-KLH	1	Paul Chapman, MD
4	Ovarian-Bev	10-099	NCT01223235	Globo H, GM2, Tn-MUC1 [2], TF(c) + bevacizumab + OPT-821	1	Paul Sabbatini, MD
5	SCLC	08-095	NCT01349647	GD2L+GD3L& Fuc-GM1& globoH& NP-PSA (1) + OPT-821	1	Lee Krug, MD
6	Ovarian-Uni	09-184	NCT01248273	Globo-H-GM2-sTn-TF-Tn-KLH + QS21 (Unimol) [2]	1	Paul Sabbatini, MD

Source for [1] HuMab-5B1 Antibody Program and [2] HuMab-Tn Antibody Program

Pipeline

Program	Discovery	Lead Op	Pre-IND	Phase 1	Phase 2
HuMab-5B1 for Pancreatic Cancer and CA19-9 malignancies including Lung and GI Cancers					
Therapeutic (MVT-5873): + Chemo	First Line Pancreatic Cancer Therapeutic				
Therapeutic (MVT-5873): Monotherapy	Cold Dose to Support RIT and PET				
Radioimmunotherapy (MVT-1075)	Metastatic Pancreatic and Lung Cancer Therapeutic				
ImmunoPET Imaging (MVT-2163)	Diagnostic for Pre-surgical Assessment				
Tn for Breast and Ovarian Cancer					
HuMab-Tn	Ovarian and Triple Negative Breast Cancer				
CAR-T Programs - Utilize MabVax's Binding Domains					
CAR-T-Sialyl Lewis[a]	Pancreatic and GI				
CAR-T-GD2	Neuro/ Endocrine				

SIALYL LEWIS^a TARGET PHASE 1 AND PRECLINICAL PROGRAM

Scientific Rationale and Development Strategy

Scientific Rationale for Sialyl Lewis^a

- Sialyl Lewis^a (sLe^a), the HuMab-5B1 target, is expressed in over 90% of pancreatic and a large percentage of GI and lung cancers


Sialyl
Lewis^a

- sLe^a is also the epitope on the serum tumor marker CA19-9
- CA19-9 is considered a valuable adjunct in the diagnosis, prognosis and monitoring of treatment of pancreatic cancer
- Plays key role in tumor proliferation and metastasis

- sLe^a is densely expressed in millions of copy numbers on target tumors


A
B
C
D
E
F

A. Pancreatic; B. Colon; C. Lung; D. Bladder; E. Ovarian; F. Breast

CA19-9 detection in patients [1]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

1: Passerini, R. *et al*, *J Clin Pathol* 2012:138 (2): 281-7

- HuMab-5B1 is internalized and accumulates into target cancer cells
- HuMab-5B1 is specific only to the sLe^a target
- Confirmed by the Consortium for Functional Glycomics glycan array with sub-nanomolar affinity
- 100,000 patients with metastatic disease and poor prognosis could be eligible for treatment

[1]Consortium for Functional Glycomics



Integrated & Efficient Development Strategy

Antibody-Based Therapeutic Agent to Treat Very Difficult
Cancers Such as Pancreatic, Small Cell Lung, Gastric and Colon



Completed Phase 1a
Established Safety, PK
and Responder Subset
Therapeutic Antibody
(MVT-5873)
Completed Phase 1a
Established safety, specificity,
accumulation on tumor, and
dose strategy for RIT
Immuno-PET Imaging
(MVT-2163)
Potent antibody directed
radioimmunotherapy conjugate
in Phase 1, producing localized
tumor cell killing
Radioimmunotherapy
(MVT-1075)

SIALYL LEWIS[a] TARGET PHASE 1 PROGRAMS

MVT-5873 Therapeutic Antibody Establishes Safety and MTD

Single Agent Monotherapy Phase 1a Trial Data

Persistent Serum CA19-9 Suppression by MVT-5873 Correlates with Treatment Duration

- Study conducted in stage 3 and 4 PDAC patients who have failed all other therapies and have progressive disease
- MTD established at 1mg/kg dosed QW and Q2W
- Identified subset (n=13) with ≥50% reduction in CA19-9 levels after treatment for one cycle that remained on treatment 5.9 mo on average (vs 1.6 mo, for those ≤50% reduction)
- Persistent response (SD) group (≥ 6 cycles) (n=5) remained on treatment 9.5 mo, on average
- Combination trial with first line chemotherapy underway



Change from pretreatment (Day 1) CA19-9 level
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Baseline CA19-9
Tumor Type
Pancreatic
Other CA19-9+
Cycles of therapy administered
RECIST #6
RECIST #5
RECIST #4
RECIST #3
RECIST #2
RECIST #1
Dose cohort
Key
Complete response
On tx
DLT/dose adjust
DLT/off tx
PD
Other/off tx

Preliminary data published in 2017 ASCO Annual Meeting Proceedings, J Clin Oncol 35, 2017 (suppl; abstr 4110)

MVT-5873 In Combination With First Line Chemotherapy in PDAC

- Combination with Gem/nab in first line treatment of näive PDAC patients
- Cohort 2 at 0.125 mg/kg QW is generally well tolerated (one DLT)
- Promising response data: 4 of 6 patients achieving PR and two SD
- Reduction in CA19-9 biomarker corroborates positive response to treatment
- New cohort expansion initiated with up to 10 additional patients to assess safety and response data
- Full data report at upcoming medical meeting in first half of 2018

All Patients in Cohort Experience Measurable Meaningful Reduction in Tumor by RECIST


20%
0%
-20%
-40%
-60%
-80%
-100%
% Change in Target Lesions
-30% (PR)
Baseline CA19-9
< 2500 U/mL
≥ 2500 U/mL

SIALYL LEWIS[a] TARGET PHASE 1 PROGRAMS

MVT-2163 PET Imaging Agent Establishes Safety and Targeting Mechanism

Cold-Hot Dosing Strategy Reduces Liver and Spleen Accumulation

Data Support Using the Cold-Hot Dosing Strategy for RIT Program

SUV defined as mathematically derived ratio of tissue radioactivity concentration divided by whole body average at a point in time



SUV mean liver (Day 7)
25
20
15
10
5
0
0
17
47
Cold pre-dose (mg)

SUV of normal liver decreased with increasing cold mass administered

MIP images of two patients illustrating decreased liver SUV after cold pre-dose at day 7



20.00
0.00
20.00
0.00
Hot (3mg)
Cold (47mg) + Hot (3mg)

Toxicities were limited to infusion reactions that resolved on the day of the injection, with some requiring routine medication

Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

HuMab-5B1 Specifically Targets CA19-9 Positive Tumor Lesions

Focal radiotracer uptake above background was observed in primary tumors and metastases from day 2 and continuously increased through day 7





Average SUV Max
0
10
20
30
40
day 1
day2
day 3
day 7
Time Post Injection

- Day 7 tumor SUV_{max} were as high as 101 g/mL
  - FDG PET SUV_{max} values ~10 g/mL
- High focal uptake was frequently seen in chest/abdominal/pelvic nodes.
- In several instances, CT did not indicate any corresponding abnormality

"This is amongst the highest lesion uptake we have ever seen for a radio labeled antibody"- MSKCC Investigator

*Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

SIALYL LEWIS[a] TARGET PHASE 1 PROGRAMS

MVT-1075 Radioimmunotherapy (RIT)

RIT (MVT-1075) Phase 1a Clinical Trial

One Cycle of Treatment

Day 1
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

Day 15
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

Day 57
- Tumor Imaging and RECIST 1.1 Assessment

Safety monitoring visits throughout and dosimetry completed day 8

First-In-Human Phase 1

- First cohort enrolled and treated.
- Nonrandomized, open-label, dose-escalation (3+3 design) cohort expansion study of MVT-5873 / MVT-1075 in patients
- Previously treated CA19-9+ PDAC or other CA19-9+ malignancies

Objectives

- Determine the MTD and safety profile of MVT-5873 / MVT-1075
- Determine the dosimetry and PK of MVT-1075
- Evaluate tumor response rate (RECIST 1.1) and duration of response
- Evaluate relationships between circulating CA19-9 levels and tumor response

MVT-1075 Clinical Summary

^{177}Lu-DTPA-HuMab-5B1: SPECT/CT



- First cohort demonstrated dosimetry and organ exposure as expected
- Accumulation of radiolabeled antibody seen on tumor
- Good correlation with diagnostic CT
- Manageable hematologic toxicities
- Accrual is ongoing and dose escalation planned
- Announcement of cohort results in first quarter of 2018

CORPORATE UPDATE

Financial Snapshot

NASDAQ	MBVX
Share Price*	$0.90
Market Cap*	$23.9M
50-Day Average Volume*	348K
Common Stock Outstanding/Public Float*	26.6M/24.9M
Preferred Stock (Common Equivalents)	16.0M
Cash and cash equivalents as of February 9, 2018	$2.5M

- Share price, volume, market cap and shares outstanding are as of February 9, 2018

Management and Board of Directors

Management

J. David Hansen	President, CEO and Chairman
Gregory P. Hanson, CMA, MBA	Chief Financial Officer
Philip O. Livingston, M.D.	Chief Scientific Officer
Paul W. Maffuid, Ph.D.	EVP, Research and Development
Paul F. Resnick, M.D.	VP and Chief Business Officer
Wolfgang Scholz, Ph.D.	VP, Antibody Discovery
G. Jonah Rainey, Ph.D.	Executive Director, Antibody Research

Board of Directors

J. David Hansen	President, CEO and Chairman
Jeffrey F. Eisenberg	CEO Xenetic Biociences; Former CEO Noven Pharmaceuticals
Paul V. Maier	Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Kenneth M. Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics

Summary

- Successfully completed Phase 1a programs for MVT-5873 (antibody) and MVT-2163 (PET)
  - Over 50 patients in three active clinical investigations with the HuMab-5B1 Antibody
- Highly encouraging early results from MVT-5873 in combination with first line chemotherapy
  - Cohort expansion underway to confirm early results mid-year
- Initiated radioimmunotherapy (MVT-1075) Phase 1 trial guided by recent clinical experience
  - Early safety and target validation data due 1Q18
- Significant unmet medical need in cancers with poor prognosis
- Large addressable market for CA19-9 positive malignancies
  - Includes pancreatic, lung and colon cancers and other GI cancers
- Robust IP portfolio
- Proven Management Team, Board of Directors and a world-class scientific team
- Formal strategy and process in place to maximize shareholder value


MabVax
therapeutics
Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers
NASDAQ: MBVX
www.mabvax.com